                     EXHIBIT 1.(10)(a)

                           APPLICATION
                               FOR
                         FLEXIBLE PREMIUM
                          VARIABLE LIFE
                            INSURANCE

                      GENERAL AMERICAN LIFE

                        INSURANCE COMPANY

                       ST. LOUIS, MISSOURI



                    CUSTOMER INTERVIEW PROGRAM

In connection with your application for insurance you may be receiving a telephone call from a person at our Home Office or another agency authorized to obtain some personal and financial information. You can be assured that your answers are strictly confidential and will be used only to assess your eligibility for insurance. The interview normally takes from five to ten minutes and will be conducted at a time convenient to you. In the event you are not in when the interviewer calls, the interviewer will probably leave his/her name and a telephone number so that you can return the call at no charge to you and supply the necessary information.





9406      This form must be used in:
(4/92) Alabama, Alaska, Arizona, Arkansas, California, Delaware, Hawaii, Idaho, Illinois, Indiana, Kansas, Kentucky, Louisiana, Mississippi, New Hampshire, New Mexico, North Dakota, Oklahoma, Rhode Island, Tennessee, Utah, Vermont, Wyoming


                                                                       0195

                   NOTICE OF INFORMATION PRACTICES


This Notice Must be Given to the Proposed Insured (Including Medical Information Bureau Notice and Fair Credit Reporting Act Notice).

In considering your application, General American Life Insurance Company will review information from various sources. These include your statements, the results of your physical examination (if required), and reports we get from doctors or medical facilities which have attended you.

Information about your insurability and/or any past or future claims will be treated as confidential. We, or our reinsurers, may however, make a brief report of this to the Medical Information Bureau, a nonprofit membership organization of life insurance companies, which operates an information exchange on behalf of its members. If you apply to another Bureau member company for life or health insurance coverage, or a claim for benefits is submitted to such a company, the Bureau, upon request, will supply such company with the information in its file.

Upon receipt of a request from you, the Bureau will arrange disclosure of any information it may have in your file (medical information will be disclosed only to your attending physician). If you question the accuracy of information in the Bureau's file, you may contact the Bureau and seek a correction in accordance with the procedures set forth in the federal Fair Credit Reporting Act. The address of the Bureau's information office is Post Office Box 105, Essex Station, Boston, Massachusetts 02112, telephone number
(617) 426-3660.

We, or our reinsurers, may also release information to other life insurance companies to which you apply for life or health insurance, or to which a claim is submitted.

In addition, we may get an investigative report from a consumer reporting agency. This report requires personal interviews with your neighbors, friends, or other acquaintances for information as to your general reputation, personal characteristics and mode of living. As part of your application, you have authorized us to do this. You have the right to be personally interviewed and to make a written request within a reasonable period about the nature and scope of this investigation. Upon written request you will be told if such a report has actually been ordered, and if it has, we will give you the name and address of the consumer reporting agency. You may contact this consumer reporting agency and ask for a copy of such report.

Unless a legitimate business need exists or we are required to do so by law, the information we get in this report, as well as any other information which we later acquire, will not be disclosed to anyone else without your consent. You may request a copy of all information acquired by us and have a right to correct any personal information which you feel is inaccurate. We will, if required by law, give you a more detailed notice of the types of personal information which we get in considering your application, as well as any additional rights which you may have.

If you need any assistance, please feel free to contact your agent or us at General American Life Insurance Company, Attention: New Business Operations E1-13, 13045 Tesson Ferry Rd., St. Louis, MO 63128.




9406
(4/92)

------------------------------------------------------------------------------
     PART I APPLICATION FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE TO

                   GENERAL AMERICAN LIFE INSURANCE COMPANY
                            ST. LOUIS, MISSOURI
------------------------------------------------------------------------------
                            GENERAL INFORMATION                   SECTION A
------------------------------------------------------------------------------
1. Amount (at least 1/12th of the annual premium) paid in cash in exchange for the Temporary Insurance Agreement with the same number as this application. $
    -------------------

------------------------------------------------------------------------------
2. (a) Name of Proposed Insured (Print Last, First, Middle)

   (b) / / Male
       / / Female

   (c) Social Security #

------------------------------------------------------------------------------
   (d) Date of Birth      Mo.     Day     Yr.

   (e) Age Nearest Birthday

   (f) Birthplace

   (g) Special Policy Date

------------------------------------------------------------------------------
   (h) Residence Address:  Number and Street, or RFD      City    State  Zip

       Home Phone # (   )

------------------------------------------------------------------------------
3. (a) Name of Employer

   (b) Occupation and Duties

------------------------------------------------------------------------------
   (c) Business Address:  Number and Street, or RFD     City    State   Zip

       Business Phone # (   )

------------------------------------------------------------------------------
4. (a) Annual Earned Income from Occupation:  $

   (b) Total Annual Income from all Sources (including 4(a)):  $

   (c) Approx. Net Worth:  $

------------------------------------------------------------------------------
5. Send Premium Notices to:

/ / Residence    / / Business   / / Other
                                         -------------------------
------------------------------------------------------------------------------
6. Name and address of Premium Payor if other than Owner.

------------------------------------------------------------------------------
7. (a) Convenient time, place, and phone # to reach Proposed Insured

   (b) Have we done a personal history or customer interview with you in the
       past 12 months?    / / Yes  / / No

------------------------------------------------------------------------------
8. Beneficiary of death benefit. (MUST BE COMPLETED: Print full name, address, telephone # and relationship of each to Proposed Insured)
   (a) Primary Class (will receive payment first, if living and not disqualified)



   (b) Contingent Class (will receive payment only if living and not disqualified and if no primary beneficiary receives payment)



------------------------------------------------------------------------------
9. Owner of Policy. (MUST BE COMPLETED: Print full name, address, telephone # and relationship of each to Proposed Insured).
   (a) Original Owner/Class:   / / Proposed Insured    / / Other


   (b) Contingent Owner/Class, if any, to become Owner only when no Original Owner is living.


   (c) Social Security or Tax # of Owner as shown in 9(a)
       (REQUIRED BY LAW):
                         -----------------
------------------------------------------------------------------------------
9406
(4/92)

------------------------------------------------------------------------------
 SECTION A - CONTINUED          GENERAL INFORMATION
------------------------------------------------------------------------------
10. (a) Total Life Insurance now in force on Proposed Insured. (If none, write "None".)


------------------------------------------------------------------------------------------------
                         Year of        Personal      Business     Accidental   Waiver of Prem.
        Company           Issue         Ins. Amt.     Ins. Amt.    Death Amt.     Yes     No
------------------------------------------------------------------------------------------------
                                                                                / /       / /
------------------------------------------------------------------------------------------------
                                                                                / /       / /
------------------------------------------------------------------------------------------------
                                                                                / /       / /
------------------------------------------------------------------------------------------------
                                                                                / /       / /
------------------------------------------------------------------------------------------------
                                                                                / /       / /
------------------------------------------------------------------------------------------------
                         TOTALS
                                    ------------------------------------------------------------

    (b) Are you currently applying for life insurance with    / / Yes  / / No
        any other company? (If "Yes", give details in #12.)

    (c) Will the insurance being applied for replace or       / / Yes  / / No
        change any of the above or any in force annuities?
        If "Yes": Circle coverage being terminated. (Complete
        and submit required papers.)
------------------------------------------------------------------------------
11. Have you: (Provide details in #12 to any "Yes" answers.)      Yes    No

    (a) Ever been declined, postponed, rated or offered a
        policy different than that applied for?                   / /    / /

    (b) Any intention to travel or reside outside the
        United States?                                            / /    / /

    (c) Been a pilot, student pilot, or crew member during
        the past 3 years or have any intention of becoming
        a pilot, student pilot or crew member in any type
        of aircraft? (If "Yes", complete Aviation Section.)       / /    / /

    (d) Ever had a traffic citation for driving while
        intoxicated or driving under the influence of
        intoxicants or drugs?                                     / /    / /

    (e) Within the past three years, had:
        (i)   any moving vehicle violation?                       / /    / /
        (ii)  a traffic accident?                                 / /    / /
              If either 11(d) and/or any question in 11(e) is
              answered "Yes", then
              Driver's License #                 State
                                ----------------       --------

    (f) Participated in, or do you contemplate participating in:
        aeronautics, competitive racing, underwater or sky
        diving, mountain climbing, or any other similar
        avocation?                                                / /    / /
        (If "Yes", complete Avocation Section.)
------------------------------------------------------------------------------
12. Details of Answers





------------------------------------------------------------------------------
9406
(4/92)

------------------------------------------------------------------------------
       AVIATION SECTION - FOR STUDENTS, PILOTS, AND CREW MEMBERS
------------------------------------------------------------------------------
        For Pilots, Students and Crew Members:
HOURS   Total of all hours flown          Total hours flown
FLOWN   as pilot or crew member   /   /   in past 12 months:  /   /

        Estimated hours flying
        in next 12 months:       /   /
------------------------------------------------------------------------------
        Pilot Certificate currently held:  / / Private
                                           / / Student
PILOT                                      / / Airline Transport Rating
CERTIFICATE                                / / Instrument Flight Rating
                                           / / Commercial
                                           / / Flight Instructor

        Have you ever been grounded or had your license revoked?
        / / Yes  / / No  (If "Yes", give details in Remarks below.)
------------------------------------------------------------------------------
        Type of Flying:

TYPE    / / Pleasure
FLYING  / / Commercial
            Specific type of flying
                                    -----------------------
            Type of aircraft
                             ------------------------------
            (Give details in Remarks below.)


        / / Military
            Specific type of flying
                                    -----------------------
            Type of aircraft
                             ------------------------------
            Date of last flight
                                ---------------------------
            Branch or Organization
                                   ------------------------
            If not pilot, specify capacity in which you fly

            -----------------------------------------------
            (Give details in Remarks below.)
------------------------------------------------------------------------------
            (a) Medical Certificate currently held: / / Class III
                / / Class II  / / Class I

MEDICAL     (b) Date of last renewal                                 Yes  No
CERTIFICATE                         ---------------------------

            (c) Was it denied by the Aviation Medical Examiner
                but eventually issued?                               / /  / /

            (d) Was Medical Certificate granted subject to
                limitation(s) or physical waiver(s)?                 / /  / /
                (If any of the above questions are answered "Yes",
                give details in Remarks below.)
------------------------------------------------------------------------------
            Other Type of Flying:

OTHER       (a) Have you ever flown or do you intend to fly:         Yes  No
                Ultralight, Biplane, Prototype, experimental
                or personally built or assembled aircraft?           / /  / /
                (If "Yes", complete Avocation Section.)

            (b) Have you flown, within the past 12 months,
                or do you contemplate flying in the Civil
                Air Patrol?                                          / /  / /
                (If "Yes", give details in Remarks below.)

            (C) Do you contemplate a change from your present
                flying to commercial or military flying?             / /  / /
                (If "Yes", give details in Remarks below.)
------------------------------------------------------------------------------
            Should you not qualify for coverage at standard
            rates, do you desire:                                    Yes  No
AVIATION
RATES       (a) Full coverage with extra premium, if available?      / /  / /

            (b) Restricted aviation coverage without extra
                premium, if available?                               / /  / /
------------------------------------------------------------------------------

REMARKS:




------------------------------------------------------------------------------
9406
(4/92)

------------------------------------------------------------------------------
                             AVOCATION SECTION
------------------------------------------------------------------------------
            Racing, Auto, Motorcycle, Snowmobile, Motorboat:

RACING      Type: / / Midget  / / Stock  / / Hotrod  / / Go-kart  / / Drag
SPORTS            / / Sportscar  / / Snowmobile  / / Cycle  / / Boat
                  / / Other
                           --------------------

            Vehicle or boat: make & model
                                          -------------------------
            Class & category
                                          -------------------------
            Displacement
                                          -------------------------
            Horsepower
                                          -------------------------

            Timing: / / Vehicle vs. vehicle  / / Vehicle vs. clock
            Maximum speed attained               mph
                                   -------------

            Location: / / Oval track / / Closed circuit / / Drag strip / / Hill Climb / / Other
                                      ----------------

            Have you ever had a racing accident?
            / / Yes  (If "Yes, give details in Remarks below.)
            / / No

            Racing organizations affiliated with:
                                                  ----------------------------

            Races supervised by:
                                 ---------------------------------------------

            Frequency (Number of Races)  Last 12 Months /   /
            1 to 2 Years Ago /    /  Estimate Next 12 Months /    /
------------------------------------------------------------------------------
            Type: / / Scuba  / / Skin  / / Snorkel
            Purpose: / / Recreation  / / Rescue  / / Salvage

            Locations: / / Oceans  / / Lakes  / / Rivers  / / Pools
                       / / Quarries  / / Caves  / / Other
                                                         _--------------------
UNDERWATER
SPORTS Have you received formal diving training? / / Yes / / No (If "Yes", give details in Remarks below.)

            Do you use the "buddy system"? / / Yes  / / No

                                        Number of Dives     Number of Dives    Number of Dives
            Depth        Average Time   Last 12 Months      1 to 2 Yrs Ago     Est. Next 12 Mos.
------------------------------------------------------------------------------------------------
            0-60 ft
------------------------------------------------------------------------------------------------
            61-75 ft
------------------------------------------------------------------------------------------------
            76-100 ft
------------------------------------------------------------------------------------------------
            101-150 ft
------------------------------------------------------------------------------------------------
            Over 150 ft
------------------------------------------------------------------------------------------------

SKY         Type: / / Skydiving  / / Hanggliding  / / Ultralights
SPORTS            / / Biplaning  / / Parachuting  / / Ballooning
                  / / Other
                           ---------------------

            If Skydiving:                  Yes  No
              Delayed jumping?             / /  / /
              Are you a member of a club?  / /  / /

            If Ballooning:                 Yes  No
              Gas ballooning?              / /  / /
              Hot air ballooning?          / /  / /

            Usual location or type of terrain
                                              --------------------------------

            Have you been in an accident connected with this       Yes  No
            avocation? (If "Yes", give details in Remarks
            below.)                                                / /  / /

            Number of flights or jumps: Last 12 Mos / /   1 to 2 Yrs Ago / /
                                        Est. Next 12 Mos. / /

------------------------------------------------------------------------------
            Type: / / Mountain  / / Rock  / / Ice  / / Other
                                                             -----------------
CLIMBING    Locations: / / Ranges  / / Caves  / / Rock Formations
SPORTS      / / Trails  / / Other
                                  --------------------
                                                                     Yes  No
            Usual Heights:           Geographical Area:
                           ---------                    ----------

            Do you use direct-aid climbing?                          / /  / /

            Do you participate as a guide or engage in rescue
            duties?                                                  / /  / /

            Have you had a climbing accident? (If "Yes", give
            details in Remarks below.)                               / /  / /

            Number of climbs: Last 12 Mos /    /
            1 to 2 Years Ago /   /  Est. Next 12 Mos. /   /
------------------------------------------------------------------------------
REMARKS OR OTHER AVOCATIONS (INCLUDE DETAILS REGARDING NATURE, LOCATION, FREQUENCY, AND DEGREE OF PARTICIPATION.)




------------------------------------------------------------------------------
9406
(4/92)

------------------------------------------------------------------------------
    FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE APPLIED FOR          SECTION B
------------------------------------------------------------------------------
13. (a)               Flexible Premium Variable Life:

/ / FPVL (VUL100)  $           Base Coverage
                    ----------

    Contract Type / / Opt. A  / / Opt. B  / / Opt. C
    -------------
    Benefits:
    --------
    / / Waiver of Monthly Deduction

    / / Waiver of Specified Premium
        $          (Monthly Benefit)
         ---------

    / / Accidental Death $
                          ----------
    Riders:
    ------
    / / Additional Insured Family Term $
                                        --------------

        Relationship of Additional Insured to Proposed Insured:
                                                                --------------
        (If more than one applicant, give details)
        (Complete application(s) on each designated life(s))

    / / Childrens Ins.             No. of Units
                       -----------
        (Complete Childrens Ins. App #2769)

    / / GIO  $
              -------------

    / / GSPO $              (complete application on designated life)
              -------------

    / / SCV  $
              -------------

    / / IBR  / /      %    / / CPI (Not available in Alabama or Mississippi)
                ------

        --------------------------------------------------------------------
    / / Other (List)             $/#
                         -------     --------
                                 $/#
                         -------     --------
        Riders:
        ------
        / / Other (List)         $/#
                         -------     --------

                                 $/#
                         -------     --------

/ / FPVL-100 (SELECT PLUS) $
                            -------------

        Contract Type / / Opt. A  / / Opt. B  / / Opt. C
        -------------
        Benefits:
        --------
        / / Waiver of Monthly Deduction

        / / Waiver of Specified Premium
            $               (Monthly Benefit)
             --------------
        Riders:
        ------
        / / IBO  / /       %  / / CPI (Not available in Alabama or
                     ------
                                  Mississippi)

        ----------------------------------------------------------------------

/ / FPVL-95 (VUL-95) $            Base Coverage
                      -----------

    Contract Type / / Opt. A  / / Opt. B
    -------------
    Benefits:
    --------
    / / Waiver of Monthly Deduction

    / / Waiver of Specified Premium $               (Monthly Benefit)
                                     --------------
    / / Accidental Death $
                          ----------------

    Riders:
    ------
    / / Additional Insured Family Term $
                                        --------------
        Relationship of Additional Insured to Proposed Insured:
                                                               ---------------
        (If more than one applicant, give details)
        (Complete application(s) on each designated life(s))
    / / Childrens Ins.             No. of Units (Complete Childrens Ins.
                       -----------
        App #2769)

    / / GIO $               / / VSI-85 $
             --------------             ----------------
------------------------------------------------------------------------------
    (b) Premiums:

        Direct Billing:    / / ANN  / / SA  / / QR  / / Single Premium

        List Billing:      / / Ann  / / SA  / / QR  / / MO (add to existing
                                                        List Billing #       )
                                                                      -------
        Pre Auth Check:    / / (add to existing PAC Billing #            )
                                                             ------------

        Payroll Deduction: / / (add to existing Payroll Deduction #          )
                                                                   ----------

        Premium Amount $              Make check payable to: General American
                        -------------
        Life Insurance Co.
------------------------------------------------------------------------------
   (c) Net Premium Allocation: (0 or minimum of 5%. Percentages must be in whole numbers and total 100%.)

        General American Capital Company:
        / / Money Market Fund                    %
                                      -----------
        / / S & P 500 Index Fund                 %
                                      -----------
        / / Bond Index Fund                      %
                                      -----------
        / / Managed Equity Fund                  %
                                      -----------
        / / Asset Allocation Fund                %
                                      -----------
        / / International Equity Fund            %
                                      -----------
        / / Special Equity Fund                  %
                                      -----------
        -----------------------------------------

        Van Eck Investment Trust:
        / / Gold & Natural
            Resources Fund                       %
                                      -----------

        Fidelity's VIP & VIP II Funds:
        / / Equity-Income Portfolio              %
                                      -----------
        / / Growth Portfolio                     %
                                      -----------
        / / Overseas Portfolio                   %
                                      -----------
        / / High Income Portfolio                %
                                      -----------
        / / Asset Manager Portfolio              %
                                      -----------

        -----------------------------------------

        / / Other                                %
                  --------------      -----------
        / / Other                                %
                  --------------      -----------
        / / General Account                      %
                                      -----------

        =========================================
        TOTAL ALLOCATION                         %
                                      -----------
------------------------------------------------------------------------------
9406
(4/92)

------------------------------------------------------------------------------
  SECTION B (CONT'D)  FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE APPLIED FOR
------------------------------------------------------------------------------
13. (d) Suitability Information:

        (a) Have you received a prospectus for the policy
            applied for?                                     / / Yes  / / No

            Date of prospectus
                               --------------------------
            Date of any supplement
                                   ----------------------

        (b) Do you understand that:
            1. The death benefit and cash surrender value
               will increase or decrease depending on
               investment experience, and
            2. There is no guaranteed minimum death benefit
               or cash surrender value?                      / / Yes  / / No

        (c) Do you believe that the policy applied for meets
            your insurance needs and your anticipated
            financial objectives?                            / / Yes  / / No

        / / I REQUEST A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION
            REFERRED TO IN THE PROSPECTUS.
------------------------------------------------------------------------------
    (e) Dividend Option (if eligible): / / Increasing Cash Value  / / Cash
------------------------------------------------------------------------------
    (f) / / Additional or / / Alternate Policy(ies) desired. (If benefits, mode, beneficiary or ownership are different than original policy, provide details.)




------------------------------------------------------------------------------
    (g) Explanations or Additional Instructions:





------------------------------------------------------------------------------
    (h) For Home Office Endorsement only. (Not applicable in Kentucky, Maryland, Minnesota, New Hampshire, Pennsylvania, West Virginia, Wisconsin)




------------------------------------------------------------------------------
9406
(4/92)

------------------------------------------------------------------------------
     PART II APPLICATION FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE TO

                  GENERAL AMERICAN LIFE INSURANCE COMPANY
                            ST. LOUIS, MISSOURI
------------------------------------------------------------------------------
                            MEDICAL DECLARATIONS                SECTION C
------------------------------------------------------------------------------
14. (a) Name of Insured:
                        ------------------------------------------------------

    (b) Height      ft.       in;   Weight       lbs.
               ----     -----              -----

    (c) Any change in weight in past year? (If yes, give details     Yes  No
        below, including lbs.)                                       / /  / /
------------------------------------------------------------------------------
15. (a) Name and address of your personal physician. If none, check / /

        Name                                         Phone #
             ---------------------------------------        ------------------

        Address
                --------------------------------------------------------------

    (b) Date and reason last consulted? Date             Reason
                                             -----------        --------------

    (c) What treatment was given or medication prescribed?
                                                          --------------------
------------------------------------------------------------------------------
16. Within the last ten years, from the date of this application,
    have you been treated for or had any known indication of:        Yes  No
    (a) Dizziness, fainting, convulsions, epilepsy, headaches,
        speech defects, paralysis, mental or nervous disorders?      / /  / /
------------------------------------------------------------------------------
    (b) Shortness of breath, bronchitis, asthma, emphysema,
        tuberculosis, pneumonia, or chronic respiratory
        disease?                                                     / /  / /
------------------------------------------------------------------------------
    (c) Chest pain, pulse irregularity, high blood pressure,
        rheumatic fever, heart murmur, heart attack, stroke, or
        other disorder of the heart, or circulatory system, anemia,
        or other disorder of the blood?                              / /  / /
------------------------------------------------------------------------------
    (d) Jaundice, intestinal bleeding, ulcer, diarrhea, colitis, diverticulitis, or other disorder of the stomach,
        intestines, liver or gallbladder?                            / /  / /
------------------------------------------------------------------------------
    (e) Kidney stone or other disease of kidney; venereal disease;
        disorder of the bladder, prostate, reproductive organs,
        or breasts; sugar, albumin, blood or pus in the urine?       / /  / /
------------------------------------------------------------------------------
    (f) Diabetes; disorder of the thyroid or lymph glands, or
        other endocrine disorders?                                   / /  / /
------------------------------------------------------------------------------
    (g) Arthritis, gout, collagen disease or other disorders of
        the muscles, or bones including spine, back or joints?       / /  / /
------------------------------------------------------------------------------
    (h) Disorder of skin, cyst, tumor or cancer?                     / /  / /
------------------------------------------------------------------------------
17. Are you now under observation or taking medication or
    treatment?                                                       / /  / /
------------------------------------------------------------------------------
18. Do you have any doctor's visit or medical care scheduled?        / /  / /
------------------------------------------------------------------------------
19. Have you ever been diagnosed by a member of the medical
    profession as having AIDS or AIDS Related Complex?               / /  / /
------------------------------------------------------------------------------
20. Have you ever received treatment from a member of the
    medical profession for AIDS or AIDS Related Complex?             / /  / /
------------------------------------------------------------------------------
DETAILS of answers. (IDENTIFY QUESTION NUMBER, CIRCLE APPLICABLE ITEMS:
Include diagnoses, dates, duration and names and addresses of all attending physicians and medical facilities.)




------------------------------------------------------------------------------
9406
(4/92)

------------------------------------------------------------------------------
SECTION C - CONTINUED       MEDICAL DECLARATIONS
------------------------------------------------------------------------------
21. Other than above, have you within the past 5 years:
                                                                     YES  NO
    (a) Had any psychiatric or psychological consultation not
        listed above or any physical disorder not listed above?      / /  / /

    (b) Had a checkup, consultation, illness, injury, surgery?       / /  / /

    (c) Been a patient in a hospital, clinic, sanatorium, or other
        medical facility?                                            / /  / /

    (d) Had electrocardiogram, X-ray, other diagnostic test?         / /  / /

    (e) Been advised to have any diagnostic test, hospitalization,
        treatment, or surgery which was not completed?               / /  / /
------------------------------------------------------------------------------
22. (a) Have you used (once or more) or do you now use
        barbiturates, amphetamines, hallucinogenic drugs
        (including marijuana), cocaine, heroin, narcotics, or
        any similar substances or any prescription drug except
        in accordance with a physician's instruction?               / /  / /

    (b) Have you ever received counseling, advice or treatment
        regarding the use of alcohol or drugs?                      / /  / /

    (c) Have you ever been a member of any self-help group
        such as Alcoholics Anonymous or Narcotics Anonymous?        / /  / /
------------------------------------------------------------------------------
23. Have you ever attempted suicide or made a suicidal gesture?     / /  / /
------------------------------------------------------------------------------
24. (a) Do you currently use any form of tobacco?                   / /  / /

    (b) Have you used any form of tobacco in the last 12 months?    / /  / /
        If either or both of these questions is answered "Yes",
        complete the following:
        (i) type used: / / Cigar  / / Pipe  / / Cigarettes
                       / / Smokeless Tobacco
        (ii) how often?
                       --------------------------------------
        (iii) If you no longer smoke, when did you stop?
                        (mo)          (yr)
              ---------      --------
------------------------------------------------------------------------------
25. Do you exercise regularly; i.e. Calisthenics, jogging, etc.?    / /  / /
    If "Yes", how often?  / /  Daily  / / Weekly  / / Other
------------------------------------------------------------------------------
26. Are you now pregnant?                                           / /  / /
    If "Yes", what is estimated date of delivery?
                                                 --------------
------------------------------------------------------------------------------
27. Do you have any family history of tuberculosis, diabetes, cancer, high blood pressure, heart or kidney disease,
    mental illness or suicide?                                      / /  / /
------------------------------------------------------------------------------
28.                     Age if                                     Age at
                        Living            Cause of Death            Death
------------------------------------------------------------------------------
Father
------------------------------------------------------------------------------
Mother
------------------------------------------------------------------------------
Brothers and Sisters
------------------------------------------------------------------------------
No. Living
--------------------
No. Dead
------------------------------------------------------------------------------
DETAILS of answers. (IDENTIFY QUESTION NUMBER, CIRCLE APPLICABLE ITEMS:
Include diagnoses, dates, duration and names and addresses of all attending physicians and medical facilities.)





------------------------------------------------------------------------------
9406
(4/92)

------------------------------------------------------------------------------
                                DECLARATIONS                        SECTION D
------------------------------------------------------------------------------
I agree that the statements and answers in this application are true and complete to the best of my knowledge and belief. I also agree that:

   (a) The statements and answers in this application, and any amendments to it, or made to the medical examiner will be the basis of any insurance issued and will be a part of any policy issued.

   (b) Knowledge of the agent or medical examiner will not be imputed to the Company unless stated in Part 1, or any of its supplements, Part II, or medical reports received in the Home Office. No printed provision of this application will be modified or waived except by an endorsement signed by an officer at the Home Office. No agent or medical examiner has the authority to make or alter any contract for the Company.

   (c) The "date of issue" as shown in my policy will be the "anniversary date". The due date of future premiums will be determined from that date. The number of policy years and months for deciding policy values will be determined from that date.

   (d) My acceptance of any insurance policy means I agree to any changes shown in #13(h), where state law permits Home Office corrections and additions.

   (e) If a premium payment is given in exchange for a Temporary Insurance Agreement (TIA), the Company will be liable only as set forth in that Agreement.

   (f) If a premium payment is not given at the same time as this application, then insurance will take effect when all of the following are satisfied:

          (1) A policy is approved by the Company for issue as applied for;
              and

          (2) The full first premium is paid; and

          (3) The health and insurability of any person proposed for insurance have not changed since the date of this application.

   (g) If a policy is issued other than as applied for, coverage will take effect under the policy only when all of the following have been satisfied:

          (1) A policy issued by the Company is delivered to and accepted by me; and

          (2) The full first premium is paid; and

          (3) The health and insurability of any person proposed for insurance have not changed since the date of this application.

   (h) The undersigned applicant and agent certify that the applicant has read, or had read to him the completed application and that he or she realizes that any false statement or misrepresentation therein may result in loss of coverage under the policy.

CERTIFICATION: UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

          (1) The number shown on this form is my correct Taxpayer Identification Number (or, if no number is shown, I am waiting for a number to be issued to me); and

          (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

       PLEASE NOTE: YOU MUST CROSS OUT AND INITIAL #2 ABOVE IF YOU HAVE BEEN
                    NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACK UP WITHHOLDING BECAUSE OF UNDER-REPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN.

Signed at                               X
         -----------------------------  --------------------------------------
               (City, State)               (Signature of Proposed Insured -
                                        Parent or Guardian if Proposed Insured
                                                    under age 15.)

This       day of               , 19
    -------      ---------------    --  --------------------------------------
                                          (<F*>Signature of Applicant/Owner)


--------------------------------------
I certify that I have truly and
accurately recorded on all parts        --------------------------------------
of this application the information
supplied by the applicant.
                                        --------------------------------------


  ----------------------------------    --------------------------------------
      Signature of Licensed Agent       [FN]
 (If not yet appointed, do not sign.)     <F*>Signature and address if other
--------------------------------------   than Proposed Insured. If Owner is a
                                          Corporation, Partnership, or Trust,
                                          an authorized officer, partner, or
                                           trustee must sign and state title.
------------------------------------------------------------------------------
9406
(4/92)

                                                                       -------
                                                                         MIB
                                                                       -------

                  GENERAL AMERICAN LIFE INSURANCE COMPANY

                           ST. LOUIS, MISSOURI

              AUTHORIZATION TO OBTAIN AND DISCLOSE INFORMATION

I authorize General American Life Insurance Company, its agents, employees, reinsurers, insurance support organizations and their representatives to obtain information about me to evaluate this application. This information may be about: (a) age; (b) medical history, condition and care; (c) physical and mental health; (d) occupation; (e) income; (f) avocations; (g) driving record;
(h) other personal characteristics; and (i) other insurance. It includes information about the use of alcohol, drugs and tobacco.

I authorize any physician, health care professional, hospital, clinic, medical facility, the Veterans Administration, the MIB, Inc., employer, consumer reporting agency or other insurance company, to release information about me to General American Life Insurance Company on receipt of this Authorization. I also authorize all said sources, except MIB, Inc., to give such records or knowledge to any agency or representative employed by General American Life Insurance Company to collect and transmit such information. General American Life Insurance Company or its representative(s) may also release this information about me to its reinsurer, to the MIB, Inc., or to another insurance company to whom I have applied or to whom a claim has been made. No other release may be made except as allowed by law or as I further authorize.

This form is valid for 30 months from the date it is signed. I have received the Notice of Information Practices, which includes the Medical Information Bureau and Fair Credit Reporting Act notices. I authorize General American Life Insurance Company to obtain an investigative consumer report on me.

A photographic copy of this is as valid as the original. I have the right to receive a copy of this if I ask for it.


----------------------------------         -----------------------------------
Date                                          Print Name of Proposed Insured

                                         X
----------------------------------         -----------------------------------
Witness                                     (Signature of Proposed Insured -
                                              Parent or Guardian if Proposed
                                                  Insured under age 15.)

              Send Authorization to Home Office with Application

9406
(4/92)

                                                                       -------
                                                                         TIA
                                                                       -------

    GENERAL AMERICAN LIFE INSURANCE COMPANY    ST. LOUIS, MISSOURI 63166

          TEMPORARY INSURANCE AGREEMENT AND ADVANCE PREMIUM RECEIPT

             In Connection with Application #
                                             ------------------

PLEASE READ CAREFULLY:   This Agreement may provide a LIMITED AMOUNT of Life
----------------------                                --------------
Insurance for a LIMITED PERIOD OF TIME, subject to the terms below. NO AGENT
                -----------------------
OR BROKER IS AUTHORIZED TO WAIVE OR CHANGE ANY OF THE TERMS OF THIS AGREEMENT. ALL PREMIUM CHECKS MUST BE MADE PAYABLE TO THE COMPANY. DO NOT MAKE CHECK PAYABLE TO THE AGENT OR BROKER OR LEAVE THE PAYEE BLANK. This Agreement must be completed when (and only when) money is paid by you at the time you complete the Application (Part I). Money cannot be accepted and no Temporary Insurance will be in effect if the answer to any of the Health Questions listed below is "yes" or left blank.

Received from               a premium of $          and an application having
             ---------------              ----------
the number shown above and the same date as this Agreement, and on which is shown as the Proposed insured.
--------------------

NOTE: To obtain the maximum period of coverage (60 days), at least 1/6th of the annual premium must be submitted with this Agreement.

We acknowledge receipt of the amount paid with the Application (Part I). That application must bear the same number, date and name of Proposed Insured as shown in this Agreement. If any of these items do not agree, NO TEMPORARY INSURANCE will be in effect, even if money is paid. Any check submitted for payment of the advance premium also must bear the same date as the Application (Part I) and this Agreement.

                              HEALTH QUESTIONS

NO MONEY SHOULD BE ACCEPTED IF ANY OF THE QUESTIONS BELOW ARE ANSWERED "YES". NO COVERAGE IS IN EFFECT UNTIL ALL REQUIREMENTS HAVE BEEN MET.

Has the Proposed Insured or any person proposed for coverage in connection with the application numbered above:

1.   Within the past 90 days:                                      Yes      No

     (a)  been admitted to a hospital or other medical facility?  /  /     /  /

     (b)  been advised to be admitted to a hospital or other
          medical facility?                                       /  /     /  /

     (c)  had surgery performed or recommended?                   /  /     /  /

2. Within the past 2 years, had or been treated for or been advised to be treated for:

     (a)  heart disease, stroke or cancer?                        /  /     /  /

     (b)  alcohol or drug dependence or abuse?                    /  /     /  /

I have received a copy of and have read this Agreement including the terms and conditions on the reverse side and declare that the answers to the Health Questions are true to the best of my knowledge and belief. I understand and agree to all of its terms.

Signed at                                 X
         ---------------------------      -------------------------------------
            (City, State)                 (Signature of Proposed Insured-Parent
                                             or Guardian if Proposed Insured
                                                     under age 15.)

This     day of            ,19
    -----      ------------   ----        -------------------------------------
                                            (<F*>Signature of Applicant/Owner)

------------------------------------      -------------------------------------
   (Signature of Licensed Agent)
                                          -------------------------------------

                                          -------------------------------------
                                          [FN]
                                          <F*>Signature and address if other
                                          than Proposed Insured. If Owner is a
                                          Corporation, Partnership, or Trust,
                                          an authorized officer, partner, or
                                          trustee must sign and state title.

                  Submit this original with the application.

9406
(4/92)

-------
  TIA
-------
                       TERMS, CONDITIONS AND LIMITATIONS

                  AMOUNT OF COVERAGE: $500,000 Maximum for all
                  -------------------
                  Life Insurance Applications or Agreements

Subject to the limitations contained in this Agreement, if money has been accepted by the Company as advance payment for the application for Life Insurance identified by number in this Agreement, and if the Proposed Insured or any other person proposed for coverage dies while this Agreement is in effect, the Company will pay to the beneficiary named in that application the LESSER of: (a) the amount of all death benefits applied for on such person, including any accidental or supplemental death benefits, if applicable, or (b) $500,000. Even if more than one Temporary Insurance Agreement and Advance Premium Receipt is in effect, the total amount paid under all such agreements cannot be more than a maximum amount of $500,000. This maximum amount also will be reduced by any other life and accidental death insurance in force with us. The MINIMUM amount of temporary life insurance will be either the amount
        -------
applied for or $50,000, whichever is less.

DATE COVERAGE BEGINS:   If an advance premium has been paid with the
---------------------
application, Temporary Insurance under this Agreement will begin when the following requirements are met:

     1.   This Agreement has been completed; and

     2. Part I and Part II of the Application for Insurance have been fully completed; and

     3.   All required medical examination requirements have been completed.

DATE COVERAGE TERMINATES:   Temporary Insurance under this Agreement will
-------------------------
terminate automatically on the earliest of the following dates:

     1.   60 days from the date of this Agreement; or

     2.   The date insurance begins under the policy(ies) applied for; or

     3. The date a policy, other than applied for, is offered to the person named as owner in the application; or

     4. The date the Company mails notice to the Proposed Insured at the address shown in the application that the application or this Agreement has been declined by the Company.

SPECIAL LIMITATIONS:
--------------------

     1. This Agreement provides benefits only for the type of insurance applied for in the application identified on this Agreement. And, except as limited by this Agreement, our liability is governed by the terms of the policy(ies) for which application was made on the application identified on this Agreement.

     2. Fraud or misrepresentations in the application or in the answers to the Health Questions in this Agreement invalidate this Agreement and the Company's only liability is to refund any premium paid, plus interest.

     3. If the Proposed Insured dies by suicide, the Company's liability is limited to a refund of any premium paid, plus interest.

     4. There is no coverage under this Agreement if the check submitted with the application is not honored by the bank the first time it is presented.

     5. No agent or broker is authorized to accept a payment for a Proposed Insured who is less than 15 days old or over age 70 on the date of the Agreement.

Any payment made under this Agreement applies only to the purchase of temporary insurance. If we issue the policy as applied for, or if you accept a policy issued other than as applied for, then the amount paid will be credited to the first year's premium due under the policy issued. Except as otherwise provided under the terms of the policy, no refund will be made if we issue a policy as applied for. The effective date of the policy issued will be determined in accordance with our current policy dating procedures.

The full amount paid with this Agreement will be refunded to you, with interest, if:

     1. The Application or this Agreement is declined or cancelled by us, or

     2. We receive your signed request to cancel the Application or this Agreement.

9406
(4/92)

                                                                       -------
                                                                         TIA
                                                                       -------

    GENERAL AMERICAN LIFE INSURANCE COMPANY    ST. LOUIS, MISSOURI 63166

          TEMPORARY INSURANCE AGREEMENT AND ADVANCE PREMIUM RECEIPT

             In Connection with Application #
                                             ------------------

PLEASE READ CAREFULLY:   This Agreement may provide a LIMITED AMOUNT of Life
----------------------                                --------------
Insurance for a LIMITED PERIOD OF TIME, subject to the terms below. NO AGENT
                -----------------------
OR BROKER IS AUTHORIZED TO WAIVE OR CHANGE ANY OF THE TERMS OF THIS AGREEMENT. ALL PREMIUM CHECKS MUST BE MADE PAYABLE TO THE COMPANY. DO NOT MAKE CHECK PAYABLE TO THE AGENT OR BROKER OR LEAVE THE PAYEE BLANK. This Agreement must be completed when (and only when) money is paid by you at the time you complete the Application (Part I). Money cannot be accepted and no Temporary Insurance will be in effect if the answer to any of the Health Questions listed below is "yes" or left blank.

Received from               a premium of $          and an application having
             ---------------              ----------
the number shown above and the same date as this Agreement, and on which is shown as the Proposed insured.
--------------------

NOTE: To obtain the maximum period of coverage (60 days), at least 1/6th of the annual premium must be submitted with this Agreement.

We acknowledge receipt of the amount paid with the Application (Part I). That application must bear the same number, date and name of Proposed Insured as shown in this Agreement. If any of these items do not agree, NO TEMPORARY INSURANCE will be in effect, even if money is paid. Any check submitted for payment of the advance premium also must bear the same date as the Application (Part I) and this Agreement.

                              HEALTH QUESTIONS

NO MONEY SHOULD BE ACCEPTED IF ANY OF THE QUESTIONS BELOW ARE ANSWERED "YES". NO COVERAGE IS IN EFFECT UNTIL ALL REQUIREMENTS HAVE BEEN MET.

Has the Proposed Insured or any person proposed for coverage in connection with the application numbered above:

1.   Within the past 90 days:                                      Yes      No

     (a)  been admitted to a hospital or other medical facility?  /  /     /  /

     (b)  been advised to be admitted to a hospital or other
          medical facility?                                       /  /     /  /

     (c)  had surgery performed or recommended?                   /  /     /  /

2. Within the past 2 years, had or been treated for or been advised to be treated for:

     (a)  heart disease, stroke or cancer?                        /  /     /  /

     (b)  alcohol or drug dependence or abuse?                    /  /     /  /

I have received a copy of and have read this Agreement including the terms and conditions on the reverse side and declare that the answers to the Health Questions are true to the best of my knowledge and belief. I understand and agree to all of its terms.

Signed at                                 X
         ---------------------------      -------------------------------------
            (City, State)                 (Signature of Proposed Insured-Parent
                                             or Guardian if Proposed Insured
                                                      under age 15.)

This     day of            ,19
    -----      ------------   ----        -------------------------------------
                                            (<F*>Signature of Applicant/Owner)

------------------------------------      -------------------------------------
   (Signature of Licensed Agent)
                                          -------------------------------------

                                          -------------------------------------
                                          [FN]
                                          <F*>Signature and address if other
                                          than Proposed Insured. If Owner is a
                                          Corporation, Partnership, or Trust,
                                          an authorized officer, partner, or
                                          trustee must sign and state title.

                           Proposed Insured's Copy

9406
(4/92)

-------
  TIA
-------
                       TERMS, CONDITIONS AND LIMITATIONS

                  AMOUNT OF COVERAGE: $500,000 Maximum for all
                  -------------------
                  Life Insurance Applications or Agreements

Subject to the limitations contained in this Agreement, if money has been accepted by the Company as advance payment for the application for Life Insurance identified by number in this Agreement, and if the Proposed Insured or any other person proposed for coverage dies while this Agreement is in effect, the Company will pay to the beneficiary named in that application the LESSER of: (a) the amount of all death benefits applied for on such person, including any accidental or supplemental death benefits, if applicable, or (b) $500,000. Even if more than one Temporary Insurance Agreement and Advance Premium Receipt is in effect, the total amount paid under all such agreements cannot be more than a maximum amount of $500,000. This maximum amount also will be reduced by any other life and accidental death insurance in force with us. The MINIMUM amount of temporary life insurance will be either the amount
        -------
applied for or $50,000, whichever is less.

DATE COVERAGE BEGINS:   If an advance premium has been paid with the
---------------------
application, Temporary Insurance under this Agreement will begin when the following requirements are met:

     1.   This Agreement has been completed; and

     2. Part I and Part II of the Application for Insurance have been fully completed; and

     3.   All required medical examination requirements have been completed.

DATE COVERAGE TERMINATES:   Temporary Insurance under this Agreement will
-------------------------
terminate automatically on the earliest of the following dates:

     1.   60 days from the date of this Agreement; or

     2.   The date insurance begins under the policy(ies) applied for; or

     3. The date a policy, other than applied for, is offered to the person named as owner in the application; or

     4. The date the Company mails notice to the Proposed Insured at the address shown in the application that the application or this Agreement has been declined by the Company.

SPECIAL LIMITATIONS:
--------------------

     1. This Agreement provides benefits only for the type of insurance applied for in the application identified on this Agreement. And, except as limited by this Agreement, our liability is governed by the terms of the policy(ies) for which application was made on the application identified on this Agreement.

     2. Fraud or misrepresentations in the application or in the answers to the Health Questions in this Agreement invalidate this Agreement and the Company's only liability is to refund any premium paid, plus interest.

     3. If the Proposed Insured dies by suicide, the Company's liability is limited to a refund of any premium paid, plus interest.

     4. There is no coverage under this Agreement if the check submitted with the application is not honored by the bank the first time it is presented.

     5. No agent or broker is authorized to accept a payment for a Proposed Insured who is less than 15 days old or over age 70 on the date of the Agreement.

Any payment made under this Agreement applies only to the purchase of temporary insurance. If we issue the policy as applied for, or if you accept a policy issued other than as applied for, then the amount paid will be credited to the first year's premium due under the policy issued. Except as otherwise provided under the terms of the policy, no refund will be made if we issue a policy as applied for. The effective date of the policy issued will be determined in accordance with our current policy dating procedures.

The full amount paid with this Agreement will be refunded to you, with interest, if:

     1. The Application or this Agreement is declined or cancelled by us, or

     2. We receive your signed request to cancel the Application or this Agreement.

9406
(4/92)

------------------------------------------------------------------------------
                        SOLICITING AGENT'S CERTIFICATE                  SAC
------------------------------------------------------------------------------
1. Obtain all residence addresses of the Proposed Insured for the past 5 years.

------------------------------------------------------------------------------
2. If in present occupation or employment less than 1 year, give former occupation and name and address of former employer.

------------------------------------------------------------------------------
3.   Are you related to Proposed Insured?  If "Yes", explain:

------------------------------------------------------------------------------
4.   Insured's Net Worth: $

------------------------------------------------------------------------------
5. / / To the best of my knowledge, this is a replacement. (Complete and submit required papers.)

     /  / To the best of my knowledge, this is not a replacement.


------------------------------------------------------------------------------
6. (a) Did you deliver "Notice of Information Practices" and the explanation of the Medical Information Bureau to the Proposed
          Insured?                                         /  / Yes    /  / No
     (b) Did you deliver the current Prospectus and were all of the written sales materials used printed by General American Life Insurance
          Co.?                                             /  / Yes    /  / No
     (c)  Do you believe that the policy applied for is a suitable purchase
          for the applicant under the policy?              /  / Yes    /  / No

          ------------------------------------------------------------------
                           Signature of Soliciting Agent
------------------------------------------------------------------------------
7. FOR BUSINESS INSURANCE ONLY (Use when applying for corporation or partnership or cross purchase arrangements involving business interests)

     (a)  Form of Organization:    /  / Corporation    /  / Partnership

                                   /  / Individual Proprietor
------------------------------------------------------------------------------
     (b) If Key-Person, submit details showing how amount of coverage was determined.
------------------------------------------------------------------------------
     (c) If business purchase or stock redemption, does a formal agreement exist? (If "Yes", please describe provisions. If "No", what plans are
          being formulated.)                               /  / Yes    /  / No
------------------------------------------------------------------------------
     (d) Has this business or any of its owners undergone receivership, bankruptcy, or serious financial reverses in the last five years?
          (If "Yes", furnish full details including date of discharge from
          receivership or bankruptcy.)                     /  / Yes    /  / No
------------------------------------------------------------------------------
     (e) Financial data for the last three years. (Please include a cover letter giving full details of the transaction including any pertinent historical, financial, or underwriting data. If available, complete financial statements can be submitted in place of the details requested under this question.)

           (1) Fiscal Year Ending  Month    Day    Year 19   Year 19   Year 19
          ---------------------------------------------------------------------
           (2) Net Worth of Owner's Equity
          ---------------------------------------------------------------------
           (3) Liabilities    (i)  Current
          ---------------------------------------------------------------------
                              (ii) Long Term Debt
          ---------------------------------------------------------------------
          (4) Net Sales
          ---------------------------------------------------------------------
          (5) Net Operating Income or Profit
-------------------------------------------------------------------------------
     (f)  Enter below in indicated column, the names, ownership interests, and the amount of business insurance (in all insuring companies) carried by all owners, officers, partners, and key-person.
-------------------------------------------------------------------------------
                                PERCENT OF            INSURANCE AMOUNT -
   NAME             TITLE       OWNERSHIP      ALL COMPANIES INCLUDING GALIC
                                            -----------------------------------
                                             In Force   Pending   Contemplated
-------------------------------------------------------------------------------





-------------------------------------------------------------------------------
9406
(4/92)

-------------------------------------------------------------------------------
SAC - Continued           SOLICITING AGENT'S CERTIFICATE
-------------------------------------------------------------------------------
8. (a) Names and Codes of Agents to be credited with production. Include percentage split. If not yet appointed or licensed in the jurisdiction where this application was signed - do not sign.

                %    Agent                           Code
          ------          -----------------------        -----------------
                %    Agent                           Code
          ------          -----------------------        -----------------
                %    Agent                           Code
          ------          -----------------------        -----------------
                %    Agent                           Code
          ------          -----------------------        -----------------
-------------------------------------------------------------------------------
     (b)  Annualize commission requested  /  / Yes    /  / No

                                          -------------------------------------
                                               Signature of General Agent
-------------------------------------------------------------------------------
ATTACH AGENT LABEL ONLY FOR AGENT TO BE CREDITED WITH PRODUCTION
- Do not attach additional agent or General Agent labels unless it is your intention to split commissions.
------------------------------------      -------------------------------------



------------------------------------      -------------------------------------

------------------------------------      -------------------------------------



------------------------------------      -------------------------------------





-------------------------------------------------------------------------------
For Home Office Use Only

     Reviewed By:                                   Date:
                  -----------------------------           ----------------
                           (Principal)

-------------------------------------------------------------------------------
9406
(4/92)